EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Center Bancorp, Inc. (the “Corporation”) on Form 10-Q for the quarter ended September 30, 2007 filed with the Securities and Exchange Commission (the “Report”), I, Anthony C. Weagley, Acting President, Treasurer and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Corporation as of the dates presented and the consolidated results of operations of the Corporation for the periods presented.

Dated: November 9, 2007

/s/ ANTHONY C. WEAGLEY
Anthony C. Weagley Acting President and Chief Financial Officer